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                                                                   EXHIBIT 10.35


                                 LOAN AGREEMENT



     THIS LOAN AGREEMENT (the "Agreement") is executed on this 30 day of December, 1994, by and between FIRST OF AMERICA BANK-FLORIDA F.S.B., a federal savings bank (the "Lender"), NATIONAL FLOOD CERTIFICATION SERVICES, INC., a Florida corporation, SOUTHERN RENTAL & LEASING CORPORATION, a Florida corporation, BANKERS DATA CENTER, INC., a Florida corporation and BANKERS INSURANCE GROUP, INC., a Florida corporation (collectively the "Borrower Group"), and is made in reference to the following facts:

     (A) On or about the date hereof, the Lender has made four (4) separate loans to the entities comprising the Borrower Group in the original collective principal amount of EIGHT HUNDRED THIRTY THOUSAND AND NO/100 DOLLARS ($830,000.00) (collectively the "Loans").

     (B) As a condition to making the Loans to the Borrower Group, the Lender has required the Borrower Group to furnish, or cause to be furnished to it, certain financial information more specifically described in this Agreement.

     NOW, THEREFORE, in consideration of the premises and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Recitals. The statements contained in the recitals of fact set forth above (the "Recitals") are true and correct, and the Recitals are by this reference made a part hereof.

     2. Abbreviations and Definitions. The following abbreviations and definitions will be used for purposes of this Agreement:

              (a) The abbreviations of the parties set forth in the Preamble will be used for purposes of this Agreement;

              (b) The abbreviations and definitions set forth in the Recitals will be used for purposes of this Agreement; and

              (c) The term "Agreement" shall mean the Loan Agreement between the parties in the manner set forth herein.

     3. Financial Information. At all times during the term of the Loans, or any of them, the Borrower Group shall provide, or cause to be provided to Lender, the following financial reports and information within the time periods indicated:
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         (a)  Annual Financial Statements.  No later than one hundred fifty
(150) days following the end of each company's fiscal year end, the Borrower Group shall provide, or cause to be provided to Lender, the audited fiscal year end financial statements of Bankers Insurance Group, a Florida corporation ("BIG"), Bankers Insurance Company, a Florida corporation ("BIC"), Bankers Life Insurance Company, a Florida corporation ("BLIC") and First Community Insurance Company, a Florida corporation ("FCIC")(BIC, BLIC and FCIC will be sometimes collectively referred to below as the "Insurance Companies").

         (b) Statutory Reports. Within thirty (30) days of the filing of the same with the Florida Department of Insurance, each of the Insurance Companies shall provide to Lender copies of the financial statements and reports that each is required to furnish to the Florida Insurance Commission in accordance with Florida law.

         (c) Quarterly Statements. No later than thirty (30) days following the end of each fiscal quarter end, each of the parties comprising the Borrower Group, and each of the parties comprising the Insurance Companies, shall provide to Lender copies of their internally prepared quarterly financial statements.

         (d) Investment Report. Within thirty (30) days following the end of each fiscal quarter end during the term of the Loans, BIG shall provide to Lender a copy of its quarterly Portfolio Investment Report.

All of the aforementioned reports and financial information must be provided to Lender on a form acceptable to Lender in its reasonable discretion. Further, the failure of the Borrower Group to provide any of the aforementioned reports or financial information within the time periods indicated shall constitute a default under the Loans and all documents and instruments evidencing and securing the Loans.

     4. Restriction on Dividends. At all times during the term of the Loans, there shall be an absolute prohibition on BIG paying any dividends or making any other similar distributions to any of its shareholders, without the prior written consent of Lender; provided however, that BIG shall be permitted without the prior consent of Lender to pay dividends during any given fiscal year not exceeding fifty percent (50%) of BIG's prior year's earnings.

     5. Florida Contract. This Agreement shall be deemed a Florida contract and shall be construed according to the laws of the State of Florida, and shall be enforceable, at the option of Lender, in any court of competent jurisdiction in the State of Florida, regardless whether this Agreement is executed by certain of the parties hereto in other states.

     6. Binding Effect. This Agreement shall bind the successors and assigns of the parties hereto; it constitutes the entire understanding of the parties and it may not be modified except in writing.

     7. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original.

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     8.  Execution.  This Agreement shall not be effective nor shall it have any force and effect whatsoever until all the parties hereto have duly executed this Agreement.


     9. Headings. The headings of the paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of the parties hereto.


Signed, sealed and delivered               FIRST OF AMERICA BANK-FLORIDA,
in the presence of:                        F.S.B., a federal savings bank



/s/  G. Kristin Delano                     By:  /s/ A. M. Dahlquist
---------------------------                   ---------------------------
                                              SIGNATURE
/s/  Nancy C. Haire                           A. M. DAHLQUIST
---------------------------                   ---------------------------
As to Lender                                  NAME LEGIBLY PRINTED,
                                              TYPEWRITTEN OR STAMPED



                                              Its Vice President
                                                  Group Manager



                                           NATIONAL FLOOD CERTIFICATION
                                           SERVICES, INC., a Florida
                                           corporation



/s/  G. Kristin Delano                     By: /s/  Edwin C. Hussemann
---------------------------                   ---------------------------
/s/  Nancy C. Haire                                  Its Treasurer
---------------------------
As to Borrower                                      (CORPORATE SEAL)




                                           SOUTHERN LEASING & RENTAL
                                           CORPORATION, a Florida corporation



/s/  G. Kristin Delano                     By: /s/  Edwin C. Hussemann
---------------------------                   ---------------------------
/s/  Nancy C. Haire                                  Its Treasurer
---------------------------
As to Borrower                                      (CORPORATE SEAL)






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                                           BANKERS DATA CENTER, INC.,
                                           a Florida corporation



/s/  G. Kristin Delano                     By:  /s/ Edwin C. Hussemann
---------------------------                   ---------------------------
                                                    Its Treasurer
/s/  Nancy C. Haire
---------------------------
As to Borrower                                     [CORPORATE SEAL]


                                           BANKERS INSURANCE GROUP, INC.,
                                           a Florida corporation



/s/  G. Kristin Delano                     By:  /s/ Edwin C. Hussemann
---------------------------                   ---------------------------
                                                    Its Treasurer
/s/  Nancy C. Haire
---------------------------
As to Borrower                                     [CORPORATE SEAL]






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